VOICE MOBILITY INTERNATIONAL, INC.
             (INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA)

This certifies that ----------

is the registered owner of ----------------

fully paid and nonassessable shares of common stock, $.001 par value each of

                         VOICE MOBILITY INTERNATIONAL, INC.

Transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares representing hereby are subject to the lawws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporaiton, as now or hereafter amended. This Certificate is not valuid undercountersigned by the Transfrer Agent

WITNESS the facsimile seal of the Corporation and the rfacsimile signatures of its duly authorized officers.

Dated: ----------------


                       VOICE MOBILITY INTERNATIONAL, INC.
/s/ William Krebs               CORPORATE SEAL               /s/James Jay Hutton
----------------                     1997                   --------------------
    Secretary                       NEVADA                    President

                                                                  Countersigned:
                                                                       OTR, INC.
                                  317 S. W. Alder, #1122, Portland, Oregon 97204
                                                                  Transfer Agent


                                                            AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT -  as tenants by the entireties
JT TEN -  as joint tenants with right of
          survivorship and not as tenants
          in common and not as community property

UNIFORM GIFTS TO MINORS ACT

( Custodian)                       (Minor)
 under the Uniform Gifts of Minors Act of  the State of ------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

Please insert social security
or other identifying number: -----------------

(Insert name and address, including zip code):

----------------------------------------------------

----------------------------------------------------

--------------------------------------------- shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

----------------------------------------------------

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.



DATED: -------------                  ---------------------------------------


NOTICE: The signature to this assignment must correspond with the name as it is written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.


SIGNATURE GUARANTEE: